Exhibit 99.1

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION)
TO DECEMBER 31, 2006

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION)
TO DECEMBER 31, 2006

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheet at December 31, 2006	2

Statements of Operations for the period September 6, 2006
(Inception) through December 31, 2006 with cumulative
totals since inception.	3

Statements of Changes in Stockholders’ Deficit
for the Period September 6, 2006 (Inception) through
December 31, 2006	4

Statement of Cash Flows for the Period September 6, 2006
(Inception) through December 31, 2006 with cumulative
totals since inception	5

Notes to the Financial Statements	6-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Biomerk, Inc.
Baltimore, MD

We have audited the accompanying balance sheet of Biomerk, Inc. (the “Company”), a development stage enterprise as of December 31, 2006, and the related statements of operations, stockholders’ deficit, and cash flows for the period September 6, 2006 (Inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Biomerk, Inc. (the “Company”), a development stage enterprise as of December 31, 2006 and the results of its operations and cash flows for the period September 6, 2006 (Inception) to December 31, 2006, in conformity with accounting principles accepted in the United States of America.

Bagell Josephs Levine & Company, L.L.C.

Bagell Josephs Levine & Company, L.L.C.
Gibbsboro, New Jersey

July 31, 2007

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current Assets:
Cash and cash equivalents	$430,233
Interest receivable	3,745
Prepaid expenses	249

Total Current Assets	434,227

TOTAL ASSETS	$434,227

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities:
Accounts payable	$1,199
Liability for stock to be issued	450,000

Total Current Liabilities	451,199

Total Liabilities	451,199

STOCKHOLDERS’ DEFICIT
Common stock, $.01 par value; 10,000,000 shares authorized;
zero shares issued and outstanding	-
Deficit accumulated during the development stage	(16,972)
Total Stockholders’ Deficit	(16,972)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$434,227

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) TO DECEMBER 31, 2006
(WITH CUMULATIVE TOTALS SINCE INCEPTION)

	September 6, 2006	Cumulative Totals
	(Inception) to	September 6, 2006 (Inception)
	December 31, 2006	through December 31, 2006

REVENUES	$-	$-

OPERATING EXPENSES
Professional fees	16,500	16,500
General and administrative expenses	4,434	4,434

Total operating expenses	20,934	20,934

LOSS BEFORE OTHER INCOME	(20,934)	(20,934)

OTHER INCOME
Interest	3,962	3,962
Total Other Income	3,962	3,962

LOSS BEFORE PROVISION FOR INCOME TAXES	(16,972)	(16,972)
Provision for income taxes	-	-

NET LOSS APPLICABLE TO COMMON SHARES	$(16,972)	$(16,972)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	-

NET LOSS PER COMMON SHARES OUTSTANDING	$-

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) TO DECEMBER 31, 2006

				Deficit
				Accumulated
				During the
	Common Stock		Additional	Development
Description	Shares	Amount	Paid - In Capital	Stage	Total

Balance, September 6, 2006	-	$-	$-	$-	$-

Net activity for the period September 6, 2006
(Inception) to December 31, 2006	-	-	-	(16,972)	(16,972)

Balance, December 31, 2006	-	$-	$-	$(16,972)	$(16,972)

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOW
FOR THE
PERIOD SEPTEMBER 6, 2006 (INCEPTION) TO DECEMBER 31, 2006
(WITH CUMULATIVE TOTALS SINCE INCEPTION)

		Cumulative Totals
	September 6, 2006	September 6, 2006
	(Inception) to	through
	December 31, 2006	December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(16,972)	$(16,972)

Adjustments to reconcile net loss to net cash
(used in) operating activities

Changes in assets and liabilities
Interest receivable	(3,745)	(3,745)
Prepaid expenses	(249)	(249)
Accounts payable	1,199	1,199

Total Adjustments	(2,795)	(2,795)

Net cash (used in) operating activities	(19,767)	(19,767)

CASH FLOWS FROM FINANCING ACTIVITIES
Liability for stock to be issued	450,000	450,000

Net cash provided by financing activities	450,000	450,000

NET INCREASE IN CASH	430,233	430,233

CASH - BEGINNING OF PERIOD	-	-

CASH - END OF PERIOD	$430,233	$430,233

SUPPLEMENTAL CASH FLOW INFORMATION:
During the year, cash was paid for the following:
Income Taxes	$-	$-
Interest	$-	$-

The accompanying notes are an integral part of the financial statements.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) THROUGH
DECEMBER 31, 2006

NOTE 1 -     NATURE OF BUSINESS

Biomerk, Inc. (the “Company”), a development stage company, was incorporated in the State of Maryland on September 6, 2006. Biomerk, Inc. plans to focus on biotechnology as its business approach.

The Company is focused on generating a novel preclinical platform of human cancer tumor immune-deficient mice xenografts (Biomerk Tumorgrafts™).

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                   Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to business planning, and development. Additionally, the Company has allocated a substantial portion of their time and investment in bringing their product to the market, and the raising of capital.

                   Company Year End

The Company is a December 31st year-end.

                   Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000.

                   Revenue Recognition

The Company’s financial statements are prepared under the accrual method of accounting. Revenues will be recognized in the period the services are performed and costs are recorded in the period incurred rather than paid.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) THROUGH
DECEMBER 31, 2006

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                   Fair Value of Financial Instruments

The Company’s financial instruments are all carried at amounts that approximate their estimated fair value as of December 31, 2006.

                   Income Taxes

The provision for income taxes includes the tax effects of transactions reported in the financial statements. Deferred taxes would be recognized for differences between the basis for assets and liabilities for financial statement and income tax purposes. The major difference relates to the net operating loss carry forwards generated by sustaining deficits during the development stage.

                   Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   Advertising Costs

Advertising and promotions costs are expensed as incurred. The Company incurred no such expenses since inception.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) THROUGH
DECEMBER 31, 2006

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                   Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140.” SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets,” and permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 155 will have on its financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140.” SFAS No. 156 requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under a transfer of the servicer’s financial assets that meets the requirements for sale accounting, a transfer of the servicer’s financial assets to a qualified special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale or trading securities in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities” and an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. Additionally, SFAS No. 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, permits an entity to choose either the use of an amortization or fair value method for subsequent measurements, permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights and requires separate presentation of servicing assets and liabilities subsequently measured at fair value and additional disclosures for all separately recognized servicing assets and liabilities. SFAS No. 156 is effective for transactions entered into after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No. 156 will have on its financial position or results of operations.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) THROUGH
DECEMBER 31, 2006

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                   Recent Accounting Pronouncements (Continued)

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements,” which provides a definition of fair value, establishes a framework for measuring fair value and requires expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The provisions of SFAS No. 157 should be applied prospectively. Management is assessing the potential impact on its financial condition and results of operations.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”, which amends SFAS No. 87 “Employers’ Accounting for Pensions” (SFAS No. 87), SFAS No. 88 “Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits” (SFAS No. 88), SFAS No. 106 “Employers’ Accounting for Postretirement Benefits Other Than Pensions” (SFAS No. 106), and SFAS No. 132R “Employers’ Disclosures about Pensions and Other Postretirement Benefits (revised 2003)” (SFAS No. 132R). This statement requires companies to recognize an asset or liability for the overfunded or underfunded status of their benefit plans in their financial statements. SFAS No. 158 also requires the measurement date for plan assets and liabilities to coincide with the sponsor’s year-end. The standard provides two transition alternatives related to the change in measurement date provisions. The recognition of an asset and liability related to the funded status provision is effective for fiscal year ending after December 15, 2006 and the change in measurement date provisions is effective for fiscal years ending after December 15, 2008. This pronouncement has no effect on the Company at this time.

NOTE 3-     LIABILITY FOR STOCK TO BE ISSUED

This account represents funds received by the Company in advance for stock as of yet not issued. The stock was issued on May 14, 2007.

BIOMERK, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE PERIOD SEPTEMBER 6, 2006 (INCEPTION) THROUGH
DECEMBER 31, 2006

NOTE 4-     STOCKHOLDERS’ DEFICIT

On September 6, 2006 the Company was formed with one class of common stock, par value $.01. The Company is authorized to issue 10,000,000 shares of common stock. There were no stock options or warrants issued or outstanding.

NOTE 5-     PROVISION FOR INCOME TAXES

Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2006, deferred tax assets consist of the following:

Net operating loss carryforwards	$6,800
Less: valuation allowance	(6,800)
$-0-

At December 31, 2006, the Company had accumulated deficits of $16,972 during the development stage to offset future taxable income. The Company will establish valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 5-     SUBSEQUENT EVENT

On May 18, 2007, the Company entered into an Agreement and Plan of Merger with Champions Biotechnology, Inc., a publicly-traded company. Champions Biotechnology, Inc. intends to engage in the acquisition and early stage development of a portfolio of new therapeutic drug candidates and also the acquisition and development of novel technologies that it hopes will improve methods of and approaches to disease treatment. Champions Biotechnology, Inc. issued 4,000,000 shares of its common stock for all of the outstanding shares of Biomerk, Inc.